SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  June 27, 2002

                                  AAR CORP.

             (Exact Name of Company as Specified in Its Charter)


           DELAWARE                1-6263               36-2334820
           --------                ------               ----------
       (State or other        (Commission File         (IRS Employer
       Jurisdiction of             Number)            Identification
        Incorporation)                                    Number)



                                One AAR Place
                           1100 N. Wood Dale Road
                         Wood Dale, Illinois  60191

            (Address and Zip Code of Principal Executive Offices)

                               (630) 227-2000

            (Registrant's telephone number, including area code)


   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

        (c)  Exhibits

             99.1 Transcript of conference call held June 27, 2002 at 10:30 a.m. Central Time.


   ITEM 9.   REGULATION FD DISCLOSURE

   The information provided in connection with Item 9 of this report is being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with General Instruction B of Form 8-K, the information provided in connection with Item 9 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act. The furnishing of the information set forth in connection with Item 9 of this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information that is required to be disclosed solely by Regulation FD.

   Exhibit 99.1 contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including those factors discussed under the section entitled "Factors Which May Affect Future Results" contained in the Company's Quarterly Report on Form 10-Q for the quarter ended
   February 28, 2002. Should one or more of those risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. Those events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company's control. The Company assumes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

   Exhibit 99.1 is dated as of the date hereof and reflects management's views as of that date. The Company undertakes no obligation to update the information contained in Exhibit 99.1, including forward-looking statements, to reflect subsequently occurring events or circumstances. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.



                                  SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AAR CORP.



                                           /s/  HOWARD A. PULSIFER
                                           -----------------------------
                                           Howard A. Pulsifer
                                           Vice President, General
                                           Counsel and Secretary

   Date:  July 3, 2002


                                EXHIBIT INDEX


   Exhibit Number      Description
   --------------      -----------

        99.1 Transcript of conference call held June 27, 2002 at 10:30 a.m. Central Time.